UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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SCHEDULE 14A INFORMATION

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Emergent BioSolutions Inc.

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Your Vote Counts! EMERGENT BIOSOLUTIONS INC. 2023 Annual Meeting Vote by May 24, 2023 11:59 PM ET EMERGENT BIOSOLUTIONS INC. 400 PROFESSIONAL DRIVE, SUITE 400 GAITHERSBURG, MD 20879 V14289-P85531 You invested in EMERGENT BIOSOLUTIONS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2023. Get informed before you vote View the Notice of the Meeting, Annual Report on Form 10-K, Proxy Statement and Proxy Card online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 25, 2023 9:00 a.m. Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/EBS2023 *Please check the meeting materials for any special requirements for meeting attendance. If you would like to vote before the meeting, please go to www.ProxyVote.com with your Control # (indicated above) and follow the instructions. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect three Class II directors to hold office for a term expiring at our 2026 Annual Meeting of Stockholders, each to serve and until their respective successors are duly elected and qualified; Nominees Class II: 1a. Sujata Dayal For 1b. Zsolt Harsanyi, Ph.D. For 1c. Louis W. Sullivan, M.D. For 2. To ratify the appointment by the audit and finance committee of Ernst & Young LLP as our Independent Registered For Public Accounting Firm for the fiscal year ending December 31, 2023; 3. To hold, on an advisory basis, a vote to approve the 2022 compensation of our named executive officers; For 4. To hold, on an advisory basis, a vote on the frequency of future advisory votes on the compensation of our named Every executive officers; Year 5. To approve an amendment to our stock incentive plan; and For 6. To approve an amendment to our employee stock purchase plan. For Other business may be considered as may properly come before the meeting or any adjournment or postponement of the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V14290-P85531